    As filed with the Securities and Exchange Commission on March 23, 2001

                                                              File No. 333-46838

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                           --------------------------


                              XPEDIOR INCORPORATED
             (Exact name of registrant as specified in its charter)


            DELAWARE                                76-0556713
  (State or other jurisdiction                   (I.R.S. Employer
of incorporation or organization)               Identification No.)



               XPEDIOR INCORPORATED EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                           --------------------------

                         ONE NORTH FRANKLIN, SUITE 1500
                            CHICAGO, ILLINOIS  60606
          (Address of principal executive offices, including zip code)

                           -------------------------

                                CAESAR J. BELBEL
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                              XPEDIOR INCORPORATED
                        225 FRANKLIN STREET; SUITE 2600
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 217-2116
(Name, Address and Telephone Number, including Area Code, of Agent for Service)

                           -------------------------


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

     Pursuant to Rule 478(a)(4) under the Securities Act of 1933, the Registrant hereby withdraws from registration under this Registration Statement any and all shares of Common Stock originally registered hereunder which have not been issued.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts.


                                         XPEDIOR INCORPORATED


                                         By: /s/ Caesar J. Belbel
                                             --------------------------
                                              Caesar J. Belbel
                                         Senior Vice President, General
                                         Counsel, and Secretary

Dated: March 23, 2001